TRUST AGREEMENT


                  TRUST AGREEMENT, between MSDW Structured Asset Corp. (the "Depositor") and LaSalle Bank National Association (the "Trustee"), made as of the date set forth in Schedule I attached hereto, which Schedule together with Schedules II and III attached hereto, are made a part hereof and are hereinafter referred to collectively as the "Terms Schedule". The terms of the Standard Terms for Trust Agreements, dated July 7, 1999 (the "Standard Terms") are, except to the extent otherwise expressly stated, hereby incorporated by reference herein in their entirety with the same force and effect as though set forth herein. Capitalized terms used herein and not defined shall have the meanings defined in the Standard Terms. References to "herein", "hereunder", "this Trust Agreement" and the like shall include the Terms Schedule attached hereto and the Standard Terms so incorporated by reference.

                  WHEREAS, the Depositor and the Trustee desire to establish the Trust identified in Schedule I attached hereto (the "Trust") for the primary purposes of (i) holding the Securities, (ii) entering into any Swap Agreement with the Swap Counterparty and (iii) issuing the Units;

                  WHEREAS, the Depositor desires that the respective beneficial interests in the Trust be divided into transferable fractional shares, such shares to be represented by the Units; and

                  WHEREAS, the Depositor desires to appoint the Trustee as trustee of the Trust and the Trustee desires to accept such appointment;

                  WHEREAS, the Depositor shall transfer, convey and assign to the Trust without recourse, and the Trust shall acquire, all of the Depositor's right, title and interest in and under the Securities and other property identified in Schedule II to the Trust Agreement (the "Trust Property"); and

                  WHEREAS, the Trust agrees to acquire the Trust Property specified herein in consideration for Units having an initial Unit Principal Balance identified in Schedule I attached hereto, subject to the terms and conditions specified in the Trust Agreement;

                  NOW THEREFORE, the Depositor hereby appoints the Trustee as trustee hereunder and hereby requests the Trustee to receive the Securities from the Depositor and to issue in accordance with the instructions of the Depositor Units having the terms specified in Schedule I attached hereto, and the Trustee accepts such appointment and, for itself and its successors and assigns, hereby declares that it shall hold all the estate, right, title and interest in any property contributed to the trust account established hereunder (except property to be applied to the payment or reimbursement of or by the Trustee for any fees or expenses which under the terms hereof is to be so applied) in trust for the benefit of all present and future Holders of the fractional shares of beneficial interest issued hereunder, namely, the Unitholders, and subject to the terms and provisions hereof and of the Standard Terms.

                  IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the date set forth in the Terms Schedule attached hereto.

                                      LASALLE BANK NATIONAL ASSOCIATION
                                          as Trustee on behalf of the Trust
                                          identified in Schedule I hereto,
                                          and not in its individual capacity


                                      By:   /s/ Ann M. Kelly
                                         ----------------------------
                                           Name:   Ann M. Kelly
                                           Title:  Assistant Vice President


                                      MSDW STRUCTURED ASSET CORP.


                                      By:   /s/ John Kehoe
                                         ----------------------------
                                           Name:   John Kehoe
                                           Title:  Vice President


Attachments: Terms Schedule (consisting of Schedules I, II and III)

                                   Schedule I
                           (Terms of Trust and Units)

Trust:                                      SATURNS Trust No. 2002-10

Date of Trust Agreement:                    August 20, 2002

Trustee:                                    LaSalle Bank National Association.
                                            References to Chase Bank of Texas,
                                            National Association in the Standard
                                            Terms shall be inapplicable.

Units:                                      The Trust will issue two classes of
                                            Units: the Class A Units and the
                                            Class B Units. Only the Class A
                                            Units will be publicly offered.

Initial Unit Principal Balance
of the Class A Units:                       $33,250,000

Initial Notional Amount
of the Class B Units:                       $33,250,000

Issue Price of Units:                       Class A Units: 100%

                                            Class B Units: $284,000

Number of Units:                            Class A Units:

                                            1,330,000 (Unit Principal Balance
                                            of $25 each)

                                            Class B Units:

                                            Initially, one (1) Unit representing
                                            100% of the Notional Amount of
                                            the Class B Units

Minimum Denomination:                       Class A Units:

                                            $25 and $25 increments in excess
                                            thereof. The minimum denomination
                                            specified in Section 5.01(a) of the
                                            Standard Terms shall not apply. Each
                                            $25 of Unit Principal Balance is a
                                            Unit.

                                            Class B Units:

                                            The entire Notional Amount of such
                                            class; provided, that, the Class B
                                            Units may be held in lesser Notional
                                            Amounts if acquired in connection
                                            with a purchase of less than 100% of
                                            the call rights under the Swap
                                            Agreement if the percentage of Class
                                            B Units (as a percentage of all
                                            Class B Units) acquired is equal to
                                            the percentage of call rights (as a
                                            percentage of all call rights)
                                            acquired. Such Class B Unit
                                            representing such percentage may be
                                            transferred (and subsequently
                                            transferred) in whole only unless
                                            transferred in connection with a
                                            transfer of a lesser amount of call
                                            rights under the Swap Agreement. The
                                            minimum denomination specified in
                                            Section 5.01(a) of the Standard
                                            Terms shall not apply.

Cut-off Date:                               August 20, 2002

Closing Date:                               August 20, 2002

Specified Currency:                         United States dollars

Business Day:                               New York, New York and Chicago,
                                            Illinois

Interest Rate:                              Class A Units:

                                            7.000% per annum on the basis of a
                                            360 day year consisting of twelve
                                            30 day months.

                                            Class B Unit Units:

                                            0.083% per annum on the basis of a
                                            360 day year consisting of twelve
                                            30 day months.

                                            The right of the Class A Units to
                                            interest is pari passu with the
                                            right of the Class B Units to
                                            interest.

                                            The Class B Units are also entitled
                                            to the Class B Unit Payment
                                            Obligation of the Swap Counterparty
                                            specified in Schedule III.
                                            Distribution of the Class B Unit
                                            Payment Obligation with respect to
                                            the Class B Units shall result in a
                                            reduction of the Notional Amount of
                                            the Class B Units equal to the Class
                                            B Unit Corresponding Portion.
                                            Amounts received by the Trust in
                                            respect of the Class B Unit Payment
                                            Obligation may only be distributed
                                            with respect to the Class B Units.

Interest Reset Period:                      Not Applicable

Rating:                                     Class A Units and Class B Units:

                                            Aa3 by Moody's

                                            AA- by S&P

                                            Each of Moody's and S&P has
                                            indicated that it has a negative
                                            outlook for its rating with respect
                                            to the Securities. A negative
                                            outlook by Moody's means that
                                            Moody's has indicated that the
                                            rating of the Securities is under
                                            negative pressure which may result
                                            in a downgrade of such rating over
                                            the next twelve to eighteen months.
                                            A negative outlook by S&P means that
                                            S&P has indicated that its rating of
                                            the Security Issuer may be lowered
                                            over the intermediate to longer
                                            term. Any such downgrade will result
                                            in a downgrade of the respective
                                            agency's rating with respect to the
                                            Units.

Rating Agencies:                            Moody's and S&P

Scheduled Final Distribution Date:          July 15, 2032. The Units will have
                                            the same final maturity as the
                                            Securities.

Prepayment/Redemption:                      The Trust Property is subject to
                                            redemption in accordance with the
                                            terms of the Securities and as
                                            described in Schedule II and is
                                            subject to call in accordance with
                                            Schedule III. Any such call or
                                            redemption will result in the
                                            redemption of a proportional amount
                                            of the Class A Units and a
                                            proportional reduction in the
                                            Notional Amount of the Class B
                                            Units.

                                            If the call rights under the Swap
                                            Agreement are partially exercised or
                                            if there is a partial redemption of
                                            the Securities, (i) the Trustee will
                                            randomly select Class A Units to be
                                            redeemed in full from the proceeds
                                            of such partial exercise of the Swap
                                            Agreement or partial redemption of
                                            the Securities and (ii) the Trustee
                                            will allocate distributions with
                                            respect to the Class B Units and the
                                            corresponding reduction in the
                                            Notional Amount of the Class B Units
                                            (A) (1) if one Swap Counterparty
                                            exercises call rights in connection
                                            therewith, first to such Swap
                                            Counterparty unless such Swap
                                            Counterparty waives this right in
                                            whole or in part, (2) if more than
                                            one Swap Counterparty exercises call
                                            rights in connection therewith,
                                            first to each such Swap Counterparty
                                            pro rata up to an amount equal to
                                            the Class B Unit Corresponding
                                            Portion (based upon the Class B Unit
                                            Corresponding Portion allocable to
                                            each such Swap Counterparty) then to
                                            each such Swap Counterparty pro rata
                                            up to an amount equal to the
                                            remaining amount exercised
                                            (expressed by principal amount of
                                            Securities) by such Swap
                                            Counterparties (based upon the
                                            proportional amount of such
                                            remaining amount allocable to each
                                            such Swap Counterparty) and any such
                                            Swap Counterparty may waive this
                                            right in whole or in part (and its
                                            related exercise shall be excluded
                                            for all purposes of this Clause (A)
                                            to the extent of such waiver) and
                                            then (B) the Trustee shall randomly
                                            select Class B Units or portions
                                            thereof (including Class B Units for
                                            which a Swap Counterparty waived its
                                            rights under clause (A)) for any
                                            remaining amount to be distributed
                                            and the corresponding reduction in
                                            Notional Amount of such Class B
                                            Units.

Additional Distribution:                    If any of the Securities are
                                            redeemed by the Security Issuer
                                            prior to August 20, 2007, each of
                                            the Class A Units being redeemed in
                                            connection with such redemption of
                                            Securities (or related exercise of
                                            the call rights under the Swap
                                            Agreement) may receive a pro rata
                                            distribution from the principal
                                            proceeds of the redemption in
                                            respect of a make whole payment or
                                            redemption premium in excess of the
                                            par amount of the Securities (or
                                            related exercise of the Swap
                                            Agreement if physical settlement
                                            applies) remaining, after payment of
                                            principal and interest on the Class
                                            A Units of up to a maximum of $2.50
                                            per Class A Unit.

Corporate Trust Office:                     The definition of "Corporate Trust
                                            Office" in the Standard Terms
                                            shall not apply.

                                            The Corporate Trust Office shall be
                                            the Trustee's Asset-Backed
                                            Securities Trust Services Group
                                            having an office at 135 S. LaSalle
                                            Street, Suite 1625, Chicago,
                                            Illinois 60603 or such other
                                            addresses as the Trustee may
                                            designate from time to time by
                                            notice to the Unitholders, the
                                            Depositor, the Swap Counterparty and
                                            the Guarantor.

Swap Agreement:                             The ISDA Master Agreement
                                            referred to in Schedule III and any
                                            assignment thereof. In addition, in
                                            connection with an additional
                                            issuance of Units, any additional
                                            Swap Agreement entered into in
                                            connection therewith.

Swap Counterparty:                          Party A to the Swap Agreement
                                            referred to in Schedule III or any
                                            assignee thereof. In addition, in
                                            connection with an additional
                                            issuance of Units, Party A to any
                                            additional Swap Agreement or any
                                            assignee thereof.

                                            In the event that there is more than
                                            one Swap Counterparty at any time
                                            when a partial redemption of the
                                            Securities occurs, the Trustee shall
                                            randomly select which options under
                                            the Swap Agreements shall be
                                            selected for exercise or termination
                                            (and receipt of a Swap Termination
                                            Payment). If a Swap Counterparty
                                            exercises call rights in connection
                                            with such partial redemption, the
                                            Trustee shall select such Swap
                                            Counterparty for exercise or
                                            termination up to the amount
                                            exercised by such Swap Counterparty
                                            and randomly thereafter. If more
                                            than one Swap Counterparty exercises
                                            call rights in connection with such
                                            partial redemption, the Trustee
                                            shall select among such Swap
                                            Counterparties pro rata (based upon
                                            relative amount exercised) for
                                            exercise or termination up to the
                                            amount exercised by each such Swap
                                            Counterparty and randomly
                                            thereafter.

Guaranty:                                   Morgan Stanley (formerly known as
                                            Morgan Stanley Dean Witter & Co.,
                                            the "Guarantor") shall guarantee the
                                            obligations of Morgan Stanley & Co.
                                            International Limited ("MSIL") for
                                            so long as MSIL is Party A to any
                                            Swap Agreement with the Trust.

Swap Notional Amount:                       The notional amount specified in
                                            Schedule III.

Swap Payment Date:                          Not Applicable

Swap Rate:                                  Not Applicable

Additional Swap Agreements:                 In connection with an additional
                                            issuance of Units, the Depositor may
                                            arrange for the Trust to enter into
                                            an additional Swap Agreement with
                                            identical terms to those of the Swap
                                            Agreement entered into as of the
                                            Closing Date, except that such Swap
                                            Agreement may have a different Swap
                                            Counterparty, number of options, and
                                            premium amount than the Swap
                                            Agreement entered into on the
                                            Closing Date. The Rating Agency
                                            Condition must be satisfied prior to
                                            the effectiveness of such additional
                                            Swap Agreement.

Distribution Date:                          Each January 15 and July 15, or the
                                            next succeeding Business Day if such
                                            day is not a Business Day,
                                            commencing January 15, 2003.

                                            If any payment with respect to the
                                            Securities held by the Trust is not
                                            received by the Trustee by 12 noon
                                            (New York City time) on a
                                            Distribution Date, the corresponding
                                            distribution on the Units will not
                                            occur until the next Business Day
                                            that the Trust is in receipt of
                                            proceeds of such payment prior to 12
                                            noon, with no adjustment to the
                                            amount distributed.

Record Date:                                Each January 1 and July 1,
                                            regardless of whether such day is a
                                            Business Day.

Form:                                       Global Security

Depositary:                                 DTC

Trustee Fees and Expenses:                  As compensation for and in payment
                                            of trust expenses related to its
                                            services hereunder other than
                                            Extraordinary Trust Expenses, the
                                            Trustee will receive Trustee Fees on
                                            each Distribution Date in the amount
                                            equal to $3,750. The Trustee Fee
                                            shall cease to accrue after
                                            termination of the Trust. The
                                            "Trigger Amount" with respect to
                                            Extraordinary Trust Expenses for the
                                            Trust is $25,000 and the Maximum
                                            Reimbursable Amount is $100,000. The
                                            Trustee Fee will be paid by the
                                            Expense Administrator. Expenses will
                                            be reimbursed by the Expense
                                            Administrator in accordance with the
                                            Expense Administration Agreement.

Expense Administrator:                      The Depositor will act as Expense
                                            Administrator on behalf of the Trust
                                            pursuant to an Expense
                                            Administration Agreement, dated as
                                            of the date of the Trust Agreement
                                            (the "Expense Administration
                                            Agreement"), between the Depositor
                                            as Expense Administrator (the
                                            "Expense Administrator") and the
                                            Trust.

                                            The Expense Administrator will
                                            receive a fee equal to 0.06% per
                                            annum of the principal amount of the
                                            Securities held by the Trust as its
                                            fee, calculated on the basis of a
                                            360 day year consisting of twelve 30
                                            day months and payable on each
                                            Distribution Date. The Expense
                                            Administrator's fee is payable only
                                            from available interest receipts
                                            received with respect to the
                                            Securities after application of such
                                            receipts to payment of accrued
                                            interest on the Units.

                                            The Expense Administrator will be
                                            responsible for paying the Trustee
                                            Fee and reimbursing certain other
                                            expenses of the Trust in accordance
                                            with the Expense Administration
                                            Agreement.

Listing: The Depositor has applied to list the Class A Units on the New York Stock Exchange.

ERISA Restrictions: None of the restrictions in the Standard Terms relating to the Employee Retirement Income Security Act of 1974, as amended, and related matters shall apply to the Class A Units.

                                            The restrictions shall apply to the
                                            Class B Units and no ERISA Benefit
                                            Plan may acquire an interest in the
                                            Class B Units.

Alternative ERISA Restrictions:             Not Applicable

Deemed Representations:                     Not Applicable

QIB Restriction:                            Applicable to the Class B Units. Not
                                            applicable to the Class A Units.

Trust Wind-Up Event:                        The Trust Wind-Up Events specified
                                            in Sections 9.01(a), 9.01(c),
                                            9.01(d), 9.01(f) and 9.01(h) shall
                                            not apply. The Trust Wind Events
                                            specified in Sections 9.01(b)
                                            (Security Default), 9.01(e) (Early
                                            Termination Date designated due to
                                            "illegality" or "tax event" under
                                            the Swap Agreement), 9.01(g)
                                            (Disqualified Securities), 9.01(i)
                                            (Excess Expense Event) shall apply.
                                            Pursuant to Section 9.01(j), the
                                            following events also shall
                                            constitute Trust Wind-Up Events: (i)
                                            redemption by the Security Issuer of
                                            all Securities held by the Trust and
                                            (ii) exercise of the call rights
                                            under the Swap Agreement as to all
                                            Securities held by the Trust.

                                            If (i) cash settlement applies under
                                            the Swap Agreement, (ii) a Trust
                                            Wind-Up Event has occurred in
                                            connection with the exercise of any
                                            Option under the Swap Agreement and
                                            (iii) the Selling Agent cannot
                                            obtain a bid for the Securities in
                                            excess of 100% of the aggregate Unit
                                            Principal Balance of the Class A
                                            Units and accrued interest on the
                                            Securities, then the Securities will
                                            not be sold, the Swap Counterparty's
                                            exercise of the call option will be
                                            rescinded (and the Swap Counterparty
                                            shall be entitled to exercise such
                                            options in the future) and any
                                            related Trust Wind-Up Event will be
                                            deemed not to have occurred.

Termination:                                If a Trust Wind-Up Event occurs, any
                                            Securities held by the Trust will be
                                            liquidated (by delivery to the
                                            Security Issuer in the event of a
                                            redemption, pursuant to the terms of
                                            the Swap Agreement in the event of
                                            an exercise of the Swap Agreement or
                                            otherwise by sale thereof).

                                            If the related Trust Wind-Up Event
                                            occurs due to a redemption of the
                                            Securities by the Security Issuer or
                                            exercise of the call rights under
                                            the Swap Agreement as to all
                                            Securities held by the Trust, (i)
                                            amounts received as accrued interest
                                            on the Securities will be applied to
                                            the Class A Units and the Class B
                                            Units pro rata in proportion to the
                                            amount of accrued interest
                                            outstanding on each such Class, (ii)
                                            amounts received as principal or par
                                            on the Securities will be applied to
                                            the Unit Principal Balance of the
                                            Class A Units up to 100% of the Unit
                                            Principal Balance of each Class A
                                            Unit, and (iii) if prior to August
                                            20, 2007, any amount received as a
                                            make-whole premium or redemption
                                            premium on the Securities will be
                                            applied to the Class A Units up to
                                            $2.50 per Class A Unit. Remaining
                                            accrued interest will be applied to
                                            the Expense Administrator's fee. Any
                                            remaining amounts (other than the
                                            Class B Unit Payment Obligation of
                                            the Swap Counterparty) will be paid
                                            to the Swap Counterparty as a Swap
                                            Termination Payment under the Swap
                                            Agreement.

                                            If the Trust is terminated for any
                                            other reason, the proceeds of
                                            liquidation will be applied to
                                            redeem the Class A Units and the
                                            Class B Units. The Class A Units
                                            will have a claim on the proceeds of
                                            the liquidation equal to their
                                            aggregate Unit Principal Balance
                                            plus accrued interest. The Class B
                                            Units will have a claim on the
                                            proceeds of liquidation equal to the
                                            value calculated (x) by discounting
                                            each remaining scheduled payment at
                                            a rate of 7.125% (on the basis of a
                                            360 day consisting of twelve 30 day
                                            months) and adding (y) accrued
                                            interest. If the proceeds of the
                                            liquidation are less than the
                                            combined claim amounts of the Class
                                            A Units and the Class B Units, the
                                            proceeds will be distributed in
                                            proportion to the claim amounts of
                                            the Class A Units and the Class B
                                            Units in full satisfaction of the
                                            claims of the Units. If the proceeds
                                            of liquidation exceed the claims of
                                            the Class A Units and the Class B
                                            Units, the excess will be paid to
                                            the Swap Counterparty as a Swap
                                            Termination Payment under the Swap
                                            Agreement.

Self-Tenders by Security Issuer:            The Trust will not participate in
                                            any self-tender by the Security
                                            Issuer for the Securities and the
                                            Trustee will not accept any
                                            instructions to the contrary from
                                            the Unitholders.

Terms  of Retained Interest:                The Depositor retains the right to
                                            receive any and all interest that
                                            accrues on the Securities prior to
                                            the Closing Date. The Depositor will
                                            receive such accrued interest on the
                                            first Distribution Date for the
                                            Units and such amount shall be paid
                                            from the interest payment made with
                                            respect to the Securities on the
                                            first Distribution Date.

                                            The amount of the Retained Interest
                                            is $228,968.

                                            If a Security Default occurs on or
                                            prior to the first Distribution Date
                                            and the Depositor does not receive
                                            such Retained Interest amount in
                                            connection with such Distribution
                                            Date, the Depositor will have a
                                            claim for such Retained Interest,
                                            and will share pro rata with holders
                                            of the Units to the extent of such
                                            claim in the proceeds from the
                                            recovery on the Securities.

Call Option Terms:                          Not Applicable.

Security Default:                           The definition of Security Default
                                            in the Standard Terms shall not
                                            apply. A "Security Default" shall
                                            mean one of the following events:
                                            (i) the acceleration of the
                                            outstanding Securities under the
                                            terms of the Securities and/or the
                                            applicable Security Agreement and
                                            failure to pay the accelerated
                                            amount on the acceleration date;
                                            (ii) the failure of the Security
                                            Issuer to pay an installment of
                                            principal of, or any amount of
                                            interest due on, the Securities
                                            after the due date thereof and after
                                            the expiration of any applicable
                                            grace period; (iii) the initiation
                                            by the Security Issuer of any
                                            proceedings seeking a judgment of
                                            insolvency or bankruptcy or seeking
                                            relief under bankruptcy or
                                            insolvency laws or similar laws
                                            affecting creditor's rights; or (iv)
                                            if not otherwise addressed in (iii),
                                            the passage of thirty (30) calendar
                                            days since the day upon which any
                                            person or entity initiates any
                                            proceedings against the Security
                                            Issuer seeking a judgment of
                                            insolvency or bankruptcy or seeking
                                            relief under bankruptcy or
                                            insolvency laws or similar laws
                                            affecting creditor's rights and such
                                            proceeding has not been dismissed
                                            prior to such thirtieth day.

Sale of Securities:                         If the Trust must sell the
                                            Securities it holds, the Trust will
                                            sell the Securities through the
                                            Selling Agent in accordance with
                                            Section 9.03(b) and the following
                                            terms. The Selling Agent must
                                            solicit at least three bids for all
                                            of the Securities held by the Trust.
                                            The Selling Agent must solicit at
                                            least three of such bids from
                                            registered broker-dealers of
                                            national reputation, but additional
                                            bids may be solicited from one or
                                            more financial institutions or other
                                            counterparties with credit
                                            worthiness acceptable to the Selling
                                            Agent in its discretion. The Selling
                                            Agent will, on behalf of the Trust,
                                            sell the Securities at the highest
                                            bid price received. None of the
                                            Selling Agent, its affiliates or its
                                            agents, may bid for the Securities.

                                            If cash settlement applies and if
                                            the Swap Counterparty exercises any
                                            of its call rights other than in
                                            connection with a redemption of the
                                            Securities by the Security Issuer
                                            (or extent thereof in the event of
                                            an exercise of call rights in excess
                                            of the amount to be redeemed), a
                                            number of Securities corresponding
                                            to the number of call rights
                                            exercised by the Swap Counterparty
                                            will be sold by the Selling Agent on
                                            behalf of the Trust.

                                            If the Selling Agent cannot obtain a
                                            bid for the Securities in excess of
                                            100% of the aggregate Unit Principal
                                            Balance of the Class A Units to be
                                            redeemed and accrued interest on the
                                            Securities to be sold, then the
                                            Securities will not be sold, the
                                            Swap Counterparty's exercise will be
                                            rescinded (and the Swap Counterparty
                                            shall be entitled to exercise such
                                            call rights in the future) and any
                                            related Trust Wind-Up Event will be
                                            deemed not to have occurred.

Additional Issuance of Units:               Upon no less than 5 days' notice to
                                            the Trustee, the Depositor may
                                            deposit additional Securities at any
                                            time in exchange for additional
                                            Units in a minimum aggregate amount
                                            of $250,000 (with respect to the
                                            Class A Units issued ) and, if in
                                            excess of such amount, in a $25
                                            integral multiple in excess thereof
                                            (with respect to the Class A Units
                                            issued). The principal amount of
                                            Securities deposited must be in the
                                            same ratio to the Unit Principal
                                            Balance (and Notional Amount with
                                            respect to the Class B Units) of the
                                            Units received for such deposit as
                                            the ratio of the aggregate principal
                                            amount of the Securities deposited
                                            on the Closing Date to the aggregate
                                            Unit Principal Balance (and
                                            aggregate Notional Amount with
                                            respect to the Class B Units) on the
                                            Closing Date. The Depositor must
                                            either arrange for the Swap
                                            Counterparty and the Trust to
                                            increase proportionally the notional
                                            amount under the Swap Agreement or
                                            arrange for an additional Swap
                                            Agreement, with a notional amount
                                            equal to the principal amount of the
                                            additional Securities deposited, to
                                            be entered into between the Trust
                                            and an additional Swap Counterparty
                                            (or a combination of an additional
                                            Swap Agreement and a notional
                                            balance increase of the existing
                                            Swap Agreement(s), with the combined
                                            effect of such proportional increase
                                            in the notional amount of the Swap
                                            Agreements). The Depositor must also
                                            arrange the issuance of Class B
                                            Units with a Notional Amount equal
                                            to the Unit Principal Balance of the
                                            Class A Units being issued in
                                            connection with an additional
                                            issuance. Any accrued interest will
                                            be reflected in the price of
                                            additional Units and the Securities.
                                            The Rating Agency Condition must be
                                            satisfied in connection with any
                                            such additional issuance.

Selling Agent:                              Morgan Stanley & Co. Incorporated.
                                            Notwithstanding any provision of the
                                            Standard Terms to the contrary, any
                                            sale of the Securities shall be
                                            conducted by and through the Selling
                                            Agent and not the Trustee.

Rating Agency Condition:                    The definition of Rating Agencies
                                            Condition in the Standard Terms
                                            shall not apply.

                                            "Rating Agency Condition": With
                                            respect to any specified action or
                                            determination, means receipt of (i)
                                            oral or written confirmation by
                                            Moody's (for so long as the Units
                                            are outstanding and rated by
                                            Moody's) and (ii) written
                                            confirmation by S&P (for so long as
                                            the Units are outstanding and rated
                                            by S&P), that such specified action
                                            or determination will not result in
                                            the reduction or withdrawal of their
                                            then-current ratings on the Units;
                                            provided, however, that if the
                                            Rating Agency Condition specified
                                            herein is to be satisfied only with
                                            respect to Moody's or S&P, only
                                            clause (i) or clause (ii) shall be
                                            applicable. Such satisfaction may
                                            relate either to a specified
                                            transaction or may be a confirmation
                                            with respect to any future
                                            transactions which comply with
                                            generally applicable conditions
                                            published by the applicable rating
                                            agency.

Eligible Account:                           The definition of "Eligible Account"
                                            in the Standard Terms shall not
                                            apply.

                                            "Eligible Account": A non-interest
                                            bearing account, held in the United
                                            States, in the name of the Trustee
                                            for the benefit of the Trust that is
                                            either (i) a segregated account or
                                            segregated accounts maintained with
                                            a Federal or State chartered
                                            depository institution or trust
                                            company the short-term and long-term
                                            unsecured debt obligations of which
                                            (or, in the case of a depository
                                            institution or trust company that is
                                            the principal subsidiary of a
                                            holding company, the short-term and
                                            long-term unsecured debt obligations
                                            of such holding company) are rated
                                            P-1 and Aa2 by Moody's, A-1+ and AA
                                            by S&P, and, if rated by Fitch, F1
                                            and AA by Fitch at the time any
                                            amounts are held on deposit therein
                                            including when such amounts are
                                            initially deposited and all times
                                            subsequent or (ii) a segregated
                                            trust account or segregated accounts
                                            maintained as a segregated account
                                            or as segregated accounts and held
                                            by the Trustee in its Corporate
                                            Trust Office in trust for the
                                            benefit of the Unitholders.

Permitted Investments:

                                            The following shall be a Permitted
                                            Investment in addition to the
                                            investments specified in the
                                            Standard Terms:

                                            Units of the Dreyfus Cash Management
                                            Fund Investor Shares or any other
                                            money market funds which are rated
                                            in the highest applicable rating
                                            category by each Rating Agency (or
                                            such lower rating if the Rating
                                            Agency Condition is satisfied).

Amendment of Trust Agreement:               Section 12.01(a) of the Standard
                                            Terms shall be replaced with the
                                            following:

                                            (a) The Trust Agreement may be
                                            amended from time to time by the
                                            Depositor and the Trustee without
                                            the consent of any of the
                                            Unitholders, upon delivery by the
                                            Depositor of an Opinion of Counsel
                                            acceptable to the Trustee to the
                                            effect that such amendment will not
                                            materially and adversely affect the
                                            interests of any holder of a Class
                                            of Units that is not voting with
                                            respect to such amendment pursuant
                                            to Section 12.01(b), for any of the
                                            following purposes: (i) to cure any
                                            ambiguity or defect or to correct or
                                            supplement any provision in the
                                            Trust Agreement which may be
                                            defective or inconsistent with any
                                            other provision in the Trust
                                            Agreement; (ii) to provide for any
                                            other terms or modify any other
                                            terms with respect to matters or
                                            questions arising under the Trust
                                            Agreement; (iii) to amend the
                                            definitions of Trigger Amount and
                                            Maximum Reimbursable Amount so as to
                                            increase, but not decrease, the
                                            respective amounts contained in such
                                            definitions or to otherwise amend or
                                            waive the terms of Section 10.05(b)
                                            in any manner which shall not
                                            adversely affect the Unitholders in
                                            any material respect; (iv) to amend
                                            or correct or to cure any defect
                                            with respect to the Trustee Fee or
                                            Expense Administrator's fee; (v) to
                                            evidence and provide for the
                                            acceptance of appointment under the
                                            Trust Agreement by a successor
                                            Trustee; or (vi) to add or change
                                            any of the terms of the Trust
                                            Agreement as shall be necessary to
                                            provide for or facilitate the
                                            administration of the Trust,
                                            including any amendment necessary to
                                            ensure the classification of the
                                            Trust as a grantor trust for United
                                            States federal income tax purposes;
                                            provided, however, that in the case
                                            of any amendment pursuant to any of
                                            clauses (i) through (vi) above, the
                                            Rating Agency Condition shall be
                                            satisfied with respect to such
                                            amendment. If more than one Class of
                                            Units has been issued under the
                                            Trust Agreement, the provisions of
                                            this Section 12.01(a) shall apply to
                                            each Class of Units that is not
                                            materially and adversely affected by
                                            such amendment.

                                            Section 12.01(c) shall be
                                            re-designated Section 12.01(d).

                                            Section 12.01(b) shall be
                                            re-designated Section 12.01(c).

                                            The following shall constitute
Section 12.01(b):

                                            (b) The Trust Agreement may be
                                            amended from time to time by the
                                            Depositor and the Trustee with the
                                            consent of a 100% of the outstanding
                                            Unit Principal Balance of each Class
                                            of Units materially and adversely
                                            affected thereby. The Rating Agency
                                            Condition shall be satisfied with
                                            respect to such amendment unless
                                            Units representing 100% of the Unit
                                            Principal Balance of all affected
                                            Units vote in favor of such
                                            amendment with notice that the
                                            Rating Agency Condition will not be
                                            satisfied.

                                            The following shall constitute
Section 12.01(e):

                                            (e) For purposes of this Section
                                            12.01, Schedule III to any Trust
                                            Agreement and any Swap Agreements
                                            entered into in connection with any
                                            related Trust shall not be
                                            considered part of the Trust
                                            Agreement. Section 7.02 shall govern
                                            action taken under the Trust
                                            Agreement with respect to any
                                            amendments to such Swap Agreements.

Other Terms:                                The Trust shall not merge or
                                            consolidate with any other trust,
                                            entity or person and the Trust shall
                                            not acquire the assets of, or an
                                            interest in, any other trust, entity
                                            or person except as specifically
                                            contemplated herein.

                                            The Trustee shall provide to the
                                            Unitholders copies of any notices it
                                            receives with respect to a
                                            redemption of the Securities or an
                                            exercise of the call rights under
                                            the Swap Agreement and any other
                                            notices with respect to the
                                            Securities.

                                            The reference to "B2" in the
                                            definition of Certificate in the
                                            Standard Terms shall be replaced
                                            with "Exhibit B2".

                                            The reference to "Section 10.02(ix)"
                                            in the definition of Available Funds
                                            in the Standard Terms shall be
                                            replaced with "Section
                                            10.02(a)(ix)".

                                            The reference to "Section 3.04" in
                                            the definition of Unit Account in
                                            the Standard Terms shall be replaced
                                            with "Section 3.05".

                                            The transfer by the Depositor to the
                                            Trustee specified in Section 2.01(a)
                                            of the Standard Terms shall be in
                                            trust.

                                            Section 2.06 of the Standard Terms
                                            shall be incorporated herein by
                                            inserting "cash in an amount equal
                                            to the premium under the Swap
                                            Agreement and" after the phrase
                                            "constituting the Trust Property,"
                                            therein.

                                            The reference to "calendar day" in
                                            the last sentence of Section 3.06 of
                                            the Standard Terms shall be replaced
                                            with "Business Day".

                                            Section 4.02(d) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "and the Trustee on
                                            behalf of the Unitholders" from the
                                            first sentence of the second
                                            paragraph thereof.

                                            Section 5.03(c) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "(if so required by the
                                            Trustee or the Unit Registrar)" from
                                            the first sentence thereof.

                                            Section 7.01(c)(i) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing the first word thereof
                                            ("after") with "alter".

                                            Section 7.01(c) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "(i)" between
                                            "Securities" and "would" in the
                                            clause that begins "and provided,
                                            further," and adding at the end of
                                            the same sentence "and (ii) will not
                                            alter the classification of the
                                            Trust for Federal income tax
                                            purposes."

                                            Section 7.02 of the Standard Terms
                                            shall be incorporated herein by
                                            striking "(i) the Trustee determines
                                            that such amendment will not
                                            adversely affect the interests of
                                            the Unitholders and (ii)" from the
                                            first sentence thereof, inserting
                                            "on which it may conclusively rely"
                                            after "Opinion of Counsel" in such
                                            sentence, and striking "clause (ii)"
                                            from the second sentence of such
                                            Section.

                                            For the avoidance of doubt, Section
                                            9.03(c) of the Standard Terms shall
                                            not be incorporated herein. For the
                                            avoidance of doubt, the Securities
                                            may not be distributed to
                                            Unitholders under any circumstances.

                                            Section 9.03(i) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "or oral" after the
                                            phrase "at any time by" in the third
                                            sentence thereof.

                                            Clause (ix) of Section 10.02(a)
                                            shall not apply.

                                            Section 10.02(a)(x) of the Standard
                                            Terms shall be replaced with the
                                            following: (x) the Trustee shall
                                            have the power to sell the
                                            Securities and other Trust Property,
                                            in accordance with Article IX and
                                            XI, through the Selling Agent or, if
                                            the Selling Agent shall have
                                            resigned or declined to sell some or
                                            all of the Securities, any broker
                                            selected by the Trustee (at the
                                            direction of the Depositor) with
                                            reasonable care, in an amount
                                            sufficient to pay any amount due to
                                            the Swap Counterparty under the Swap
                                            Agreement (including Termination
                                            Payments) or reimbursable to itself
                                            in respect of unpaid Extraordinary
                                            Trust Expenses and to use the
                                            proceeds thereof to make such
                                            payments after the distribution of
                                            funds or Trust Property to
                                            Unitholders. Any such broker shall
                                            be instructed by the Trustee to sell
                                            such Trust Property in a reasonable
                                            manner designed to maximize the sale
                                            proceeds.

                                            Section 10.05(b) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing ", pursuant to the
                                            first sentence of this paragraph"
                                            with "the Trustee shall be
                                            indemnified by the Trust, however,"
                                            in the last sentence thereof.

                                            Section 10.06(a) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "or association" after
                                            the word "corporation" in the second
                                            sentence thereof.

                                            Section 10.07(a) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing "notice or resignation"
                                            with "notice of resignation" in the
                                            second sentence thereof and striking
                                            the last two sentences thereof.

                                            Section 10.10(b) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "The Trustee shall not
                                            be liable for the acts or omissions
                                            of any co-trustee." after the last
                                            sentence thereof.

                                            Section 10.14 of the Standard Terms
                                            shall be replaced with the
                                            following:

                                            SECTION 10.14. Non-Petition. Prior
                                            to the date that is one year and one
                                            day after all distributions in
                                            respect of the Units have been made,
                                            none of the Trustee, the Trust or
                                            the Depositor shall take any action,
                                            institute any proceeding, join in
                                            any action or proceeding or
                                            otherwise cause any action or
                                            proceeding against any of the others
                                            under the United States Bankruptcy
                                            Code or any other liquidation,
                                            insolvency, bankruptcy, moratorium,
                                            reorganization or similar law
                                            ("Insolvency Law") applicable to any
                                            of them, now or hereafter in effect,
                                            or which would be reasonably likely
                                            to cause any of the others to be
                                            subject to, or seek the protection
                                            of, any such Insolvency Law.

                                            Section 12.01(a) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing "(v)" with "(vi)" in
                                            the last proviso thereof.

                                            Section 12.01(c) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting ", provided at the
                                            expense of the party requesting such
                                            amendment," after "Opinion of
                                            Counsel".

                                            Section 12.05 of the Standard Terms
                                            shall be incorporated herein by
                                            striking "the Trustee and" in the
                                            last sentence of the second
                                            paragraph thereof.

                                            The reference to "its President, its
                                            Treasurer, or one of its Vice
                                            Presidents, Assistant Vice
                                            Presidents or Trust Officers" in the
                                            first sentence of Section 5.02(a) of
                                            the Standard Terms shall be replaced
                                            with "a Responsible Officer".

                                            The reference to "the proper
                                            officers" in the second sentence of
                                            Section 5.02(a) of the Standard
                                            Terms shall be replaced with "a
                                            Responsible Officer".

                                            The reference to "one of its
                                            authorized signatories" in the first
                                            sentence of Section 5.02(d) of the
                                            Standard Terms shall be replaced
                                            with "a Responsible Officer".

                                            The reference to the "Trust" in the
                                            first sentence of Section 5.08(b) of
                                            the Standard Terms shall be replaced
                                            with the "Trustee".

                                            References to D&P in the Standard
                                            Terms shall be incorporated as
                                            references to Fitch Inc. ("Fitch").

                                   Schedule II
                            (Terms of Trust Property)

Securities:                                 Credit Suisse First Boston (USA),
                                            Inc. 7.125% debentures due July 15,
                                            2032

Security Issuer:                            Credit Suisse First Boston (USA),
                                            Inc.

                                            The Security Issuer will be treated
                                            as an Eligible Issuer if (i) it is
                                            an Eligible Issuer or (ii) it is a
                                            Reporting Issuer and a wholly owned
                                            subsidiary (direct or indirect) of
                                            an Eligible Issuer.

Principal Amount:                           $33,250,000

Security Rate:                              7.125%

Credit Ratings:                             Aa3 by Moody's

                                            AA- by S&P

                                            Each of Moody's and S&P has
                                            indicated that it has a negative
                                            outlook for its rating with respect
                                            to the Securities. A negative
                                            outlook by Moody's means that
                                            Moody's has indicated that its
                                            rating of the Securities is under
                                            negative pressure which may result
                                            in a downgrade of such rating over
                                            the next twelve to eighteen months.
                                            A negative outlook by S&P means that
                                            S&P has indicated that its rating of
                                            the Security Issuer may be lowered
                                            over the intermediate to longer
                                            term.

Listing:                                    Luxembourg Stock Exchange

Security Agreement:                         An indenture dated as of June 1,
                                            2001 between the Security Issuer and
                                            the Security Trustee as supplemented
                                            and amended from time to time.

Form:                                       Global

Currency of
Denomination:                               United States dollars

Acquisition Price by Trust:                 $32,569,750

Security Payment Date:                      Each January 15 and July 15

Original Issue Date:                        The Securities were originally
                                            issued in a public offering on or
                                            about July 19, 2002 in a principal
                                            amount of $1,000,000,000.

Maturity Date:                              July 15, 2032

Sinking Fund Terms:                         Not Applicable

Redemption Terms:                           The Securities are redeemable at any
                                            time, subject to a make-whole
                                            payment, if any, calculated at the
                                            time of redemption.

CUSIP No.:/ISIN No.                         22541LAE3

Security Trustee:                           JPMorgan Chase Bank

Available Information
Regarding the Security Issuer
(if other than U.S.
Treasury obligations):                      The Security Issuer is subject to
                                            the informational requirements of
                                            the Securities Exchange Act of 1934,
                                            as amended, and in accordance
                                            therewith files reports and other
                                            information with the Securities and
                                            Exchange Commission (the
                                            "Commission"). Such reports and
                                            other information can be inspected
                                            and copied at the public reference
                                            facilities maintained by the
                                            Commission at 450 Fifth Street,
                                            N.W., Washington, D.C. 20549 and at
                                            the following Regional Offices of
                                            the Commission: Woolworth Building,
                                            233 Broadway, New York, New York
                                            10279, and Northwest Atrium Center,
                                            500 West Madison Street, Chicago,
                                            Illinois 60661. Copies of such
                                            materials can be obtained from the
                                            Public Reference Section of the
                                            Commission at 450 Fifth Street,
                                            N.W., Washington, District of
                                            Columbia 20549 at prescribed rates.

                                  Schedule III
                              (Call Option Confirm)

--------------------------------------------------------------------------------
Date:  August 20, 2002

To:    SATURNS Trust No. 2002-10     From:    Morgan Stanley & Co. International
                                              Limited

Attn:  Asset-Backed Securities Group Contact: Chris Boas
       SATURNS Trust No. 2002-10

Fax:   312-904-2084                  Fax:     212-761-0406

Tel:   312-904-9387                  Tel:     212-761-1395
--------------------------------------------------------------------------------

Re: Bond Option Transaction. MS Reference Number SQ1ME

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between you and Morgan Stanley & Co. International Limited ("MSIL"), with Morgan Stanley & Co. Incorporated ("MS&Co."), as agent, on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

         The definitions and provisions contained in the 1997 ISDA Government Bond Option Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation and this transaction shall be deemed a "Government Bond Option Transaction" for purposes of such definitions. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of the date hereof, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

I. General Terms

Trade Date:                                August 5, 2002

Option Style:                              American

Option Type:                               Call

Buyer:                                     MSIL ("Party A")

Seller:                                    SATURNS Trust No. 2002-10
                                           ("Party B")

Bonds:                                     The obligation identified as follows:
                                           Bond Issuer:  Credit Suisse First
                                                         Boston (USA), Inc.
                                           Issue:        7.125% debentures
                                                         due 2032
                                           CUSIP:        22541LAE3
                                           Coupon:       7.125%
                                           Maturity
                                           Date:         July 15, 2032
                                           Face Amount
                                           Purchased:    USD 33,250,000


Premium:                                   USD $83,125

Premium Payment Date:                      August 20, 2002

Number of Options:                         33,250

Option Entitlement:                        USD 1,000 of face amount of the
                                           Bonds per Option.

Strike Price:                              (i) For any Exercise Date prior to
                                           August 20, 2007, the redemption
                                           price of the Bonds including any
                                           make-whole amount (expressed as a
                                           percentage) subject to a maximum
                                           of 110% of the corresponding
                                           portion of the aggregate Unit
                                           Principal Balance (as defined in
                                           the Trust Agreement) but exclusive
                                           of accrued interest on the Bonds
                                           or (ii) for any Exercise Date on
                                           or after August 20, 2007, 100.00%
                                           of the face amount of the Bonds
                                           exclusive of accrued interest.

Calculation Agent:                         Party A

II. Exercise Terms

Automatic Exercise:                        Inapplicable

Exercise Period:                           Any Business Day from, and
                                           including, 9:00 a.m. (New York
                                           time) on August 20, 2007, to, and
                                           including, the Expiration Time on
                                           the Expiration Date; provided,
                                           however, the Exercise Period shall
                                           also include any Business Day
                                           prior to August 20, 2007, if
                                           notice of redemption has been
                                           delivered by the Bond Issuer.

Exercise Date:                             For each Option exercised, the day
                                           during the Exercise Period on
                                           which that Option is exercised.

Rescission of Exercise(Cash                If Party B cannot  obtain a bid
Settlement Only):                          for the  Bonds held by it in
                                           excess of the Strike Price
                                           together with accrued interest on
                                           the Bonds, then Party A's notice
                                           of exercise shall be rescinded and
                                           the Options for which notice of
                                           exercise was given shall continue
                                           in full force and effect without
                                           regard to such provision of
                                           notice.

Multiple Exercise:                         Applicable

Minimum Number of Options:                 1

Written Confirmation of Exercise:          Applicable. Buyer shall give
                                           irrevocable exercise notice which
                                           may be given orally (including by
                                           telephone) during the Exercise
                                           Period but no later than the
                                           Notification Date. Buyer will
                                           execute and deliver a written
                                           exercise notice confirming the
                                           substance of such oral notice,
                                           however, failure to provide such
                                           written notice will not affect the
                                           validity of the oral notice.

Limitation on Rights of MSIL:              Buyer may, by written notice
                                           thereof to Seller, delegate its
                                           rights to provide a notice of
                                           exercise hereunder to a third
                                           party (the "Third Party"). Any
                                           such delegation will be
                                           irrevocable by Buyer without the
                                           written consent of the Third
                                           Party. Any such Third Party will
                                           have the same rights and
                                           obligations regarding providing
                                           notice of exercise hereunder as
                                           the Buyer had prior to such
                                           delegation. While any such
                                           delegation is effective, Seller
                                           will only recognize a notice of
                                           exercise that is provided by the
                                           Third Party.

Notification Date:                         Any date at least 25 calendar days
                                           but not more than 60 calendar days
                                           prior to the Exercise Date.

Limited Right to Confirm Exercise:         Inapplicable

Expiration Date:                           July 15, 2029

Expiration Time:                           4:00 p.m. New York time

Business Days:                             New York and Chicago

III. Settlements:

Settlement:                                Cash Settlement if MSIL is Party
                                           A; otherwise Physical Settlement.
                                           Party A will notify Party B
                                           separately regarding the clearance
                                           system details for Physical
                                           Settlement.

Spot Price (Cash Settlement Only):         The cash proceeds received by
                                           Party B in connection with sale of
                                           the Bonds by Party B, excluding
                                           any amounts in respect of accrued
                                           interest. In the event of a
                                           redemption by the Bond Issuer, the
                                           redemption price paid by the Bond
                                           Issuer, excluding accrued
                                           interest.

Deposit of Bond Payment(Physical           Party A must  deposit the Bond
Settlement Only):                          Payment with the Trustee on the
                                           Business Day prior to the
                                           Exercise Date.  The Bonds
                                           are to be delivered "free"
                                           to Party A.

Additional Payment Obligation of           To the Expense  Administrator
Party A:                                   (the "Expense Administrator
                                           Payment Obligation"):

                                           If the Bond Issuer has not given
                                           notice of redemption in connection
                                           with the exercise of Options
                                           hereunder and if any such exercise
                                           is an exercise of less than all
                                           Options remaining unexercised
                                           hereunder, Party A shall pay to
                                           the Expense Administrator an
                                           amount equal to the present value
                                           of a stream of payments equal to
                                           $6,847 payable on each payment
                                           date for the Bonds until the
                                           maturity of the Bonds discounted
                                           at a rate of 6.0% per annum on the
                                           basis of a 360 day year consisting
                                           of twelve 30 day months from the
                                           date of such exercise until the
                                           Scheduled Final Distribution Date
                                           (as defined in the Trust
                                           Agreement), assuming for this
                                           purpose that the Trust (as defined
                                           in the Trust Agreement) is not
                                           terminated prior to the Scheduled
                                           Final Distribution Date,
                                           multiplied by the Option
                                           Entitlement multiplied by the
                                           number of Options exercised and
                                           divided by $33,250,000.

                                           To Party B for Payment on the
                                           Class B Units (the "Class B Unit
                                           Payment Obligation"):

                                           Upon any exercise hereunder, other
                                           than an exercise of Options
                                           occurring contemporaneously with a
                                           redemption of the Bonds by the
                                           Bond Issuer to the extent the
                                           amount of Options exercised
                                           corresponds with the amount of
                                           Bonds held by Party B being
                                           redeemed by the Bond Issuer, Party
                                           A shall pay to Party B, for
                                           distribution with respect to the
                                           Class B Units, the present value
                                           of the Future Class B Unit
                                           Interest in respect of the Class B
                                           Unit Corresponding Portion
                                           discounted at a rate of 7.125% per
                                           annum on the basis of a 360 day
                                           year consisting of twelve 30 day
                                           months.

Settlement Date:                           For Cash Settlement, as
                                           applicable, the Business Day of
                                           settlement of the sale of the
                                           Bonds by Party B or the Business
                                           Day of settlement of a redemption
                                           of Bonds by the Bond Issuer. For
                                           Physical Settlement, the Exercise
                                           Date.


         3.       Additional Definitions.
                  ----------------------

         "Class B Unit" means the Class B Unit issued under the Trust Agreement.

         "Class B Unit Corresponding Portion" means a notional amount of the Class B Units equal to the number of Options exercised multiplied by the Option Entitlement, excluding Options exercised contemporaneously with a redemption of the Bonds by the Bond Issuer to the extent such Options correspond to Bonds held by Party B being redeemed by the Bond Issuer.

         "Expense Administration Agreement" means the expense administration agreement dated as of the date hereof between Party B and the Expense Administrator.

         "Expense Administrator" means MSDW Structured Asset Corp. acting pursuant to the Expense Administration Agreement.

         "Future Class B Unit Interest" means at any time and from time to time, the interest on the Class B Unit Corresponding Portion, other than interest accrued through the Settlement Date, that would have accrued at the rate and in the manner specified in the Trust Agreement and would have been payable at the times specified in the Trust Agreement had the rights to purchase the Bonds hereunder not been exercised.

         "Trust Agreement" means the trust agreement dated as of the date hereof between the MSDW Structured Asset Corp. and LaSalle Bank National Association.

         4. Representations. Morgan Stanley & Co. Incorporated is acting as agent for both parties but does not guarantee the performance of Party A.

         5. Additional Termination Event. As set forth in the Agreement, a Trust Wind-Up Event will result in an Additional Termination Event under the Agreement with respect to which Party B shall be the Affected Party and this Transaction shall be an Affected Transaction.

         6. Swap Termination Payments. In the event an Early Termination Date is designated with respect to which this Transaction is an Affected Transaction, there shall be payable to Party A as a termination payment in lieu of the termination payment determined in accordance with Section 6(e) of the Agreement an amount equal to the excess (if any) of the sale proceeds (or redemption proceeds), excluding accrued interest, of the Bonds in excess of the aggregate outstanding Unit Principal Balance (as defined in the Trust Agreement).

         7. Assignment. The rights under this Confirmation and the Agreement may be assigned at any time and from time to time in whole or in part; provided that the Rating Agency Condition (as defined in the Trust Agreement) is satisfied with respect to such assignment and any transfer. The transferee in any such assignment or transfer must be a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933, as amended.

         8.       Account Details.

Payments to Party A:               Citibank, N.A., New York
                                   SWIFT BIC Code: CITIUS33
                                   ABA No.  021 000 089
                                   FAO: Morgan Stanley & Co. International
                                   Limited
                                   Account No. 3042-1519

Operations Contact:                Barbara Kent
                                   Tel  212-537-1449
                                   Fax  212-537-1868

Payments to Party B:               LaSalle Bank, Chicago, Illinois
                                   ABA No. 071 000 505
                                   Reference:  SATURNS 2002-10
                                   Unit Account / AC-2090067/
                                   Account No.: 67-9063-008

Operations Contact:                Andy Streepey
                                   Tel:  312-904-9387
                                   Fax: 312-904-2084

                                 MORGAN STANLEY


         Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number SQ1ME by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY & CO. INTERNATIONAL LIMITED


BY: /s/ Chris Boas
    -------------------------
     Name:  Chris Boas
     Title: Attorney in fact

Acknowledged and agreed as of the date first written above:

SATURNS TRUST NO. 2002-10
BY:  LaSalle Bank National Association,
      solely as Trustee and not in its individual capacity.


BY: /s/ Ann M. Kelly
    -------------------------
     Name:  Ann M. Kelly
     Title: Assistant Vice President


MORGAN STANLEY & CO. INCORPORATED hereby agrees to and acknowledges its role as agent for both parties in accordance with the Schedule to the Agreement.


BY: /s/ John Kehoe
    -------------------------
     Name:  John Kehoe
     Title: Attorney in fact